UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Planar Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On August 12, 2015, Gerald K. Perkel, President and Chief Executive Officer of Planar Systems, Inc. (the “Company”) sent a letter and frequently asked questions to Company employees, and on August 13, 2015, Mr. Perkel delivered presentation materials to Company employees, in each case regarding the proposed merger between the Company and an affiliate of Leyard Optoelectronic Co. Ltd. A copy of the communications follows.

Memo to Planar Employees from the Office of the CEO

Today is a monumental day in the history of Planar. As you may have seen, our Board of Directors has approved a definitive merger agreement with Leyard Optoelectronic Co. Ltd, a global leader in fine pitch LED video wall technology headquartered in Beijing, China, whereby a U.S. affiliate of Leyard will acquire all of the common stock of Planar. Leyard has agreed to pay a premium over our current trading price in recognition of the value that we have created in our brand, product portfolio, and organizational capabilities. Planar employees should be proud of the company and all that we have achieved, and all the opportunity that is in front of us.

This kind of transaction requires antitrust clearance, approval of the Planar shareholders, and satisfaction of other specified closing conditions, so we are not one company yet—we will continue to function as two separate companies until the transaction is completed. Between now and the close of the transaction, Planar remains an independent company from Leyard. We are competitors in the marketplace and must operate as such until the transaction is completed.

As a result of these processes and approvals, I may not have as many answers as you have questions. We have prepared a “Frequently Asked Questions” document that may help outline specifics of what we can expect in the coming months and into the future. If you have questions about how this announcement affects you as an employee, please don’t hesitate to reach out your manager, Human Resources, or to me. We want to answer your questions. We will be listening for common themes and preparing future employee communications to answer as many questions as we can.

I have asked the CEO and Chairman of Leyard, Victor Li to comment on the announcement and he was eager to discuss it. “Leyard was attracted to Planar’s strong sales channel, brand presence, product innovation and organizational capabilities, and we felt it a perfect complement to what we have built over the past 20 years. This combination will accelerate Planar’s strategies to grow digital signage product sales and our vision to provide leading video wall solutions on a global scale. Serving customers with innovation, quality, and passion has been and will continue to be our focus.”

He continued, “Leyard’s market leading position in fine pitch LED video wall technology and Planar’s award-winning LCD products and history in video wall, make the us both stronger. The joint selling and marketing capabilities will bring our product portfolio to more customers in growing markets globally. Planar’s exceptional strengths in the market will help us achieve more than we could on our own. We highly respect the leadership and employees of Planar and look forward to expanding the business together.”

I am excited about the opportunity this combination can bring to our customers, our people and our company. With the combined forces of our companies, I would expect an even more robust product portfolio, across technologies, with continued innovation in every function that our customers will value. I see tremendous potential for exciting innovative products once this transaction is completed.

In the meantime, it is critical that we continue on with business as usual. We are two companies and we need to continue to operate with that in mind. We have customers that deserve our best and we will continue to deliver solutions, launch products, win new business, compete aggressively, develop new offerings, and execute every day. You still have an important job to do. Your manager and supervisors remain the same. Just like before the announcement, the executive team of Planar is leading the business and is empowered to make the decisions that the business requires.

We are sending communications to our valued partners, customers, and suppliers to inform them and assure them of our commitment to our mutual success. If you get questions from outside parties, please refer them to your manager or executive team member, so that we might respond appropriately. Any questions from the media or about the terms of the deal or the processes underway with our shareholders should be directed to Ryan Gray, as has been our long-standing practice for any investor inquiries.

As I said, it is a proud day for Planar employees. Since the early days in display technology, now over 30 years ago, we have earned the respect of the market with innovation and exceptional customer service. We intend to continue to earn our great reputation, as a bigger, better, and bolder company in the future. Thank you for all you do to make Planar successful!

Gerry Perkel

President and CEO

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements, which include statements regarding the proposed merger between Planar Systems, Inc. (the “Company”) and Leyard American Corporation, may be identified by the inclusion of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “goal” and variations of such words and other similar expressions, and are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Many factors, including the following, could cause actual results to differ materially from the forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain shareholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed merger; the effect of the announcement of the proposed merger on the Company’s relationships with its customers, suppliers, operating results and business generally and other risks and uncertainties described under “Item 1A. Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 26, 2015. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company by Leyard American Corporation. In connection with the proposed merger transaction, the Company plans to file with the United States Securities and Exchange Commission (“SEC”) and furnish to the Company’s shareholders a proxy statement and other relevant documents. Shareholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://investor.planar.com or by directing a request to: Planar Systems, Inc., 1195 NW Compton Drive, Beaverton, Oregon 97006, Attn: Investor Relations, 503-748-8911, invest@planar.com.

Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from shareholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended September 26, 2014 and in its definitive proxy statement filed with the SEC on Schedule 14A on January 9, 2015.

LEYARD ACQUISITION OF PLANAR

FAQs for Planar Employees

This document is designed to help answer common questions related to our announcement today that we have entered into a definitive merger agreement with Leyard Optoelectronic Co. Ltd, where a U.S. affiliate of Leyard will acquire all of the common stock of Planar. This is a document only for Planar employees. Any questions on Leyard’s acquisition from external sources (e.g., media) should be forwarded to Ryan Gray and Gerry Perkel. This transaction is subject to approval by the shareholders of both Planar and Leyard, receipt of antitrust clearance, and satisfaction of other specified closing conditions which are necessary for a successful close of the transaction. We currently expect that this transaction will be completed in the fourth calendar quarter of 2015. Your questions will be answered as best we can, given that we are very early in the process and have not yet closed the transaction.

About Leyard and Acquisition Highlights

Who is Leyard?

Leyard is a leading designer, producer, and distributer of a range of LED display products and its ancillary systems worldwide. Leyard offers indoor, outdoor, fixed and creative LED displays that are used in various applications, such as sports, advertisement, concerts, shopping malls, stadiums, exhibitions and other indoor and outdoor events. It also rents LED displays. Leyard was founded in 1995 and is headquartered in Beijing, China.

Leyard has earned significant market share in fine pitch LED, particularly in China, has 270 technical patents in display technology, and has supplied video wall technologies to leading brands like Citibank, BMW, and Nasdaq in markets ranging from broadcast to retail to hospitality to control rooms. You may have seen Leyard’s displays featured in the opening ceremonies of the Beijing Olympic games, the set of the NBC Sports Super Bowl 2015, in the center hung scoreboard where the Houston Rockets play, or behind your favorite TV personalities at Bloomberg or The Tonight Show.

Leyard has 2,353 employees in offices worldwide and in 2014, it generated over $27 million in profit on $197 million in revenue at a market cap of $1.22 billion US dollars. Leyard’s stock is publicly traded on the Shenzhen exchange.

What does the name Leyard mean?

The word “Leyard” (pronounced “lee-yard”) is not someone’s name or the name of a city, as you might guess. In Chinese, the sounds of the word mean “profit after virtue” indicating a desire to provide exceptional technology, quality, and service to customers.

Why is Leyard acquiring Planar?

The pending acquisition expands Leyard’s existing range of LED display products to new offerings and technologies and enables Leyard to enhance its position in the North American market and others outside of China. Leyard believes that Planar and its business complement Leyard’s business and that this acquisition will create significant growth opportunities. Leyard sees great value in the people, skills and leadership of Planar, and Leyard intends to strongly support the continued growth of the Planar business, with stand-alone management, under the broader Leyard umbrella.

How is the acquisition being communicated externally?

Leyard and Planar jointly issued a press release. Additionally, Planar has communicated to Planar customers, suppliers, and partners about the acquisition.

When is the acquisition set to close?

The transaction is subject to approval by the shareholders of both Planar and Leyard, receipt of antitrust approval, and satisfaction of other specified closing conditions. Closing of the acquisition is expected to occur in the fourth calendar quarter of 2015.

What happens during the time between the announcement and the close of this transaction?

The day-to-day activities of Planar do not change between now and the closing of the transaction. Until the transaction closes, we are two separate companies and you should continue to operate as you have, focused on the same goals and business plans you have been executing on up to this point.

Will Planar bundle offerings of Leyard and Planar’s products?

We will evaluate all products and potential joint offerings through a more comprehensive process after transaction close. Until then, the Planar product development and sales organization is independent from Leyard.

Where do we go if we have more questions?

Besides your manager, you can email Gerry Perkel, Ryan Gray or Human Resources with questions you have. A team will review and consolidate all questions on an ongoing basis for employee communications and we’ll try to answer them all as best we can.

Employees, Organization and Integration

From this announcement until the close of this transaction, there are guidelines as to how our companies engage, as well as our ability to provide answers to all of your questions. Until then, we will continue to operate as usual and our teams will have the chance to truly engage in strategic and operational planning once the transaction closes. This timing is dependent upon antitrust and shareholder approval, as well as the satisfaction of closing conditions.

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Do I still have a job?

Yes. This acquisition is not about industry consolidation and layoffs. It is about innovating and growing our joint businesses. The skills and knowledge of Planar employees globally are critical to our success and are a primary reason for this acquisition. Leyard is relying on your deep experience in display technology and serving our customers. You are vital in developing our joint future and we are counting on your engagement and support to make that happen.

Will my job change?

There are no expected changes to jobs or roles as a result of this announcement and our day-to-day activities are the same as they have been. When the transaction is complete, Leyard has communicated a desire to keep Planar’s reporting structures and managers the same as they are now. Gerry Perkel’s role as CEO of Planar will continue after the transaction closes and he will continue to report to the Planar Board of Directors. The only change is that the board members will be new, and instead of many shareholders there will be one—Leyard.

Why should Planar employees be excited to join Leyard?

The strategy behind this merger is to jointly scale the Planar business in a way that we can only achieve together. This should be an exciting proposition for our employees, and we look forward to working on it together. Furthermore, being part of Leyard opens up a world of opportunities for the future, due to the combined company size, financial resources, technology and customer relationships.

What will happen to the Planar executive management team?

The existing management team will continue to lead Planar as part of the Leyard organization. The leadership team is one of the primary reasons that Leyard was attracted to Planar and their ongoing leadership of the organization is critical to our shared success.

When can Planar employees expect more information on Leyard benefits, employee plans, salaries, and programs?

Planar employees will remain on their existing benefits, employee plans, pay scales, and programs and there are no changes to the employee handbook or policies. Maintaining current and competitive employee benefits and compensation plans is an important part of Planar remaining competitive as an employer. Planar will operate as a separate company under the Leyard umbrella, with Planar executive management team making decisions that affect employees.

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In the meantime, there is no interruption to payroll services, medical benefits, expense report reimbursements, or the day-to-day employee support operations provided by Planar.

What will happen to the Employee Stock Purchase Program (ESPP)?

The ESPP plan will be discontinued when the transaction closes, as Planar stock will no longer be available on the public market. We anticipate that anyone who contributed to the ESPP in the current period will have their funds returned to them. For any shares you have purchased in the past through the ESPP program, they are treated like any other shares and will be converted to the merger consideration.

What happens to my stock options?

If you have stock options with an exercise price that is less than the per share consideration to be paid by Leyard in the merger, the difference between those exercise prices and the transaction price will be paid out in cash at the close of the transaction. In other words, each stock option that is outstanding and unexercised immediately prior to the closing, will be canceled in exchange for a cash payment equal to the product of the number of shares subject to the option immediately prior to closing multiplied by an amount equal to the excess of the merger consideration per share over the exercise price of the option. The vesting of the options will accelerate as part of the acquisition. If the option exercise price is higher than the per share consideration of the merger, then the options will be cancelled without payment. All payments on equity awards will be subject to applicable tax withholdings.

What happens to my restricted stock or restricted stock units?

Each share of restricted stock and each restricted stock unit that is outstanding immediately prior to the closing will be canceled in exchange for a cash payment to the holder equal to the per share consideration to be paid by Leyard in the merger. The vesting of the restricted stock and restricted stock units will accelerate as part of the acquisition. All payments on equity awards will be subject to applicable tax withholdings.

Will Planar employees have to move to a Leyard office?

Planar employees will remain at their current locations in their current roles. One of the factors that attracted Leyard to Planar was the strong talents and capabilities represented by the employees in our U.S. headquarters, as well as in our factories and offices globally, who service customers, manage suppliers, design products, build and configure products for the market, and enable the business to operate and grow.

How does this impact our current hiring plans?

Until the transaction closes, we are two separate companies and we will be operating our business in line with our strategy and plans. Hiring activity will remain the same and part of our normal business between now and the close of the transaction. It is important that we continue to operate the business normally and grow it according to our plans.

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What does the integration timeline look like?

The transaction is subject to approval by the shareholders of both Planar and Leyard, receipt of antitrust and certain other government approval, and satisfaction of other specified closing conditions. Until then, business at Leyard and Planar will operate separately as usual. More details on integration will be provided after those milestones. At this time, we anticipate the transaction to close in the fourth calendar quarter of 2015.

Who is running the business after the transaction is completed?

Upon completion of the transaction, Planar is planned to operate as part of the Leyard organization, as a standalone company lead by Planar’s existing executive team and management organization.

Products and Technology

How will Planar’s products and technology fit into Leyard?

Planar’s leadership in display technology will further strengthen Leyard’s portfolio. Planar will have access to Leyard’s LED display products, technology and knowledge to support continued growth of the Planar business.

As a result of this news today, are there any changes to how we sell Planar products? Are what we are selling or how we are selling it changing in any way?

Until the successful completion of the transaction, sales to customers continue on their regular course. Planar and Leyard are competitors in the market up until the transaction is closed and new direction has been communicated. After the close, Leyard and Planar’s product and go-to-market teams will determine the best approach with respect to determining any rules of engagement for the field. We will provide an update on these plans following the close date.

When will a joint product offering be available?

It is expected that Planar will maintain its current product offerings during the period between signing and closing. Following the closing, we will work to determine how to integrate our products with Leyard’s products. We expect to be able to leverage Leyard’s global scale and technology investments to expand our product offerings. We will spend time planning our product strategy for the future following the successful completion of the transaction.

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Go-to-Market

Who is communicating with Planar customers, partners and analysts?

Following the distribution of the press release, we will conduct briefings with analysts and members of the media. Communications will be sent to Planar customers, partners, and suppliers to provide information and encourage questions. Planar management is available to answer questions and respond to inquiries.

What do Planar customers gain from this acquisition?

Planar will gain access to Leyard’s portfolio of LED products, technology and knowledge upon the completion of this transaction. Once completed, we will be able to further enhance the portfolio of products, technology and service that we supply to our customers. We expect these benefits will be magnified as we achieve greater integration between Planar and Leyard products. Combining the companies will enable a better platform for global reach and scale will help ensure a strong future of innovation and support.

What does this acquisition mean for partners of both companies?

This acquisition is expected to provide new opportunities for each company’s partners to strengthen and extend their relationships with both companies. Note that in general, in the short- to mid-term after closing, it will still be business as usual for Planar partners.

Can Leyard account executives sell Planar products? If so, when?

The combined strength of our individual distribution forces and client bases is something we are looking forward to exploring. Until the deal closes, both companies remain separate and must conduct their business accordingly. Field guidelines will be made available detailing the rules of engagement between Planar and Leyard sales teams.

What will happen to commitments Planar has made to customers/partners?

Planar will continue to honor its contractual commitments to customers and suppliers.

What can I say to my clients and contacts if they are asking questions about the acquisition and I don’t have the answer?

Here are a few points you can reinforce if you are asked a question and you’re not sure how to answer:

•	Planar is expected to continue to operate as a separate company even after the deal closes.

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•	Until the transaction closes, there is little more we can communicate beyond what has already been shared in the press release.

•	It’s too early to speculate on things like product plans, strategy or roadmaps since those decisions will only be made after the deal closes.

•	For now, it’s very much business as usual for us and we are continuing to focus on taking care of our customers and partners.

•	The combination offers exciting opportunities to enhance our products, technology and services to be able to better support our customers and partners.

Otherwise, any questions from external parties should be forwarded to Ryan Gray and Gerry Perkel.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements, which include statements regarding the proposed merger between Planar Systems, Inc. (the “Company”) and Leyard American Corporation, may be identified by the inclusion of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “goal” and variations of such words and other similar expressions, and are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Many factors, including the following, could cause actual results to differ materially from the forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain shareholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed merger; the effect of the announcement of the proposed merger on the Company’s relationships with its customers, suppliers, operating results and business generally and other risks and uncertainties described under “Item 1A. Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 26, 2015. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company by Leyard American Corporation. In connection with the proposed merger transaction, the Company plans to file with the United States Securities and Exchange Commission (“SEC”) and furnish to the Company’s shareholders a proxy statement and other relevant documents. Shareholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://investor.planar.com or by directing a request to: Planar Systems, Inc., 1195 NW Compton Drive, Beaverton, Oregon 97006, Attn: Investor Relations, 503-748-8911, invest@planar.com.

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Participants in the Solicitation

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from shareholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended September 26, 2014 and in its definitive proxy statement filed with the SEC on Schedule 14A on January 9, 2015.

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ALL EMPLOYEE MEETING Presented by Gerry Perkel

WHAT:
Planar’s
Board of Director’s approved a definitive merger agreement with Leyard Optoelectronic
Co Ltd whereby a U.S. affiliate of Leyard will acquire all of the common stock of Planar
WHEN:
Announced August 12, 2015.
Transaction close subject to shareholder approval and other specified closing conditions and expected in calendar Q4
HOW MUCH:
$6.58 per share
Total value $156.8M
42% premium over trading price on 8/12/15.
WHY:
Best interests of shareholders
Accelerate
and
strengthen
Planar’s
digital
signage
product
strategy
Provide Leyard with new channels to market, products, and capabilities for growth in line with their strategy for Global expansion
TRANSACTION DETAILS
Confidential | Planar Systems
2

LEYARD AT A GLANCE
Confidential | Planar Systems
3
SALES AND PROFIT HISTORY
2,353
EMPLOYEES
TECHNOLOGY
1995
270
PATENTS
FOUNDED
WORLD’S LEADING PROVIDER
FINE PITCH LED
VIDEO WALLS
GLOBAL OFFICES
0
50
100
150
200
250
2012
2013
2014
Revenue ($M USD)
0
5
10
15
20
25
30
2012
2013
2014
Profit ($M USD)
0
200
400
600
800
1000
1200
2012
2013
2014
Market Capitalization
($M USD)

利亚德
LEYARD

利亚德光电股份有限公司
Leyard Optoelectronic Co.,Ltd.
利亚德

利亚德

PLANAR

Confidential | Planar Systems 4 Beijing Offices and Factory Beijing, China

Confidential | Planar Systems 5 29 th Olympic Games Beijing, China

Confidential | Planar Systems 6 Zhejiang TV Station China

citibank 花旗銀行
Up to 12%
spending rebate
Shop more, earn more.
www.greatfoodhall.com
詳情請向分行職員查詢
PLANAR

Confidential | Planar Systems 7 Citibank Hong Kong

Confidential | Planar Systems 8 World Conference Center Bonn, Germany

中国海洋石油总公司
CHINA NATIONAL OFFSHORE OIL CORP.

PLANAR

Confidential | Planar Systems 9 China Offshore Drilling Company China

Confidential | Planar Systems 10 NBC Sports Super Bowl 2015

AUTO
START
STOP
SPORT
ECO PRO
Reality Display - FAT 2012

PLANAR

Confidential | Planar Systems 11 BMW Munich, Germany

Confidential | Planar Systems 12 Texas Motor Speedway Fort Worth, TX

The deal has not closed yet
We are two separate companies and continue to operate and compete separately
Product and go-to-market strategy planning will begin after close
What to expect after the transaction is completed:
After close, we will go from having multiple shareholders to having one, Leyard
Planar will remain a corporate entity under the Leyard umbrella and our current management team will remain in place and leading Planar
More access to DVLED technology and over time potentially more emphasis, continued desire to grow DS product revenues aggressively
We have a lot to be proud of and to look forward to for the future
WHAT YOU NEED TO KNOW
Confidential | Planar Systems
13

First, it is very important that you all feel very proud of what we have accomplished.
We have done great things driving our Digital Signage Product focused strategy.
You have shown great capability to thrive when encountering opportunities where driving change is a key component of the strategy and I have great confidence in our team to embrace this opportunity and create even more success.
I think the future looks very exciting.  In addition to all of our capabilities and success, after the closing we will have access to market leading core display technology within our company and have significantly more size and scale which can enable us to take on strategies and approaches that are difficult for a smaller company.
What we have accomplished and looking forward
Confidential | Planar Systems
14

QUESTIONS AND ANSWERS Please consider the environment before printing this presentation 15 Confidential | Planar Systems

Confidential | Planar Systems
16
Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The forward-looking statements, which include statements regarding the proposed merger between Planar Systems, Inc. (the “Company”) and Leyard American Corporation, may be identified by the inclusion of words such as “expects,” “anticipates,”
“intends,” “plans,” “believes,” “seeks,” “estimates,” “goal” and variations of such words and other similar expressions, and are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements.  Many factors, including the following, could cause actual results to differ materially from the forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain shareholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed merger; the effect of the announcement of the proposed merger on the Company’s relationships with its customers, suppliers, operating results and business generally and other risks and uncertainties described under “Item 1A. Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 26, 2015.  Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements.  Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
Additional Information and Where to Find It
This communication may be deemed solicitation material in respect of the proposed acquisition of the Company by Leyard American Corporation. In connection with the proposed merger transaction, the Company plans to file with the United States Securities and Exchange Commission (“SEC”) and furnish to the Company’s shareholders a proxy statement and other relevant documents.
Shareholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.
Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the
SEC from the Company’s website at http://investor.planar.com or by directing a request to: Planar Systems, Inc., 1195 NW Compton Drive, Beaverton, Oregon 97006, Attn: Investor Relations, 503-
748-8911, invest@planar.com.
Participants in the Solicitation
The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from shareholders of the
Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended September 26, 2014 and in its definitive proxy statement filed with the SEC on Schedule 14A on January 9, 2015.

THANK YOU! Confidential | Planar Systems 17